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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                              ARK RESTAURANTS CORP.
                              ---------------------
            (Exact name of registrant as specified in its charter)

                         Commission file number 0-14030

             New York                                 13-3156768
---------------------------------------         -----------------------
  (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)

                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)

                                 (212) 206-8800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)







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Item 12. Results of Operations and Financial Condition

         The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 11, 2004, Ark Restaurants Corp. issued a press release announcing its second quarter financial results for 2004, the text of which is furnished herewith as Exhibit 99.1.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARK RESTAURANT CORP.


                                        By: /s/ Michael Weinstein
                                            ----------------------
                                            Chief Executive Officer


Date: May 11, 2004











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INDEX TO EXHIBITS

 Exhibit    Description
 -------    -----------
   99.1     Press Release dated February 9, 2004 entitled "Ark Restaurants Announces
            Financial Results for the Second Quarter and Six Months Ended March 27, 2004."